                                   PART II

Item 14. Other Expenses of Issuance and Distribution.

      The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

Registration Fee........................    $117.70**
Printing and Engraving..................         [•]*
Trustee's Fees..........................         [•]*
Legal Fees and Expenses.................         [•]*
Blue Sky Fees and Expenses..............         [•]*
Accountants' Fees and Expenses..........         [•]*
Rating Agency Fees......................         [•]*
Miscellaneous Fees......................         [•]*
Total...................................        $[•]*
                                                ======

*  To be filed by amendment
**  Actual

Item 15. Indemnification of Directors and Officers.

      American Express Receivables Financing Corporation V LLC, American
Express Receivables Financing Corporation VI LLC and American Express
Receivables Financing Corporation VII LLC

      The Delaware Limited Liability Company Act gives Delaware limited liability companies broad powers to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

      To the fullest extent permitted by the Delaware Limited Liability
Company Act and in accordance with its Limited Liability Company Agreement,
American Express Receivables Financing Corporation V LLC will indemnify any member, officer, director, employee or agent of American Express Receivables
Financing Corporation V LLC who is, was or is threatened to be made a party to any proceeding (including a proceeding by or in the right of American
Express Receivables Financing Corporation V LLC or by or on behalf of a member) by reason of the fact that he, she or it is or was a member, officer or director of American Express Receivables Financing Corporation V LLC, is
or was acting on behalf of American Express Receivables Financing Corporation
V LLC in good faith or is or was serving, at the request of American Express
Receivables Financing Corporation V LLC, as a director, manager, officer, employee or agent of any other legal entity, or is a fiduciary of any employee benefit plan established at the direction of American Express
Receivables Financing Corporation V LLC, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's gross negligence or willful misconduct.

      To the fullest extent permitted by the Delaware Limited Liability
Company Act and in accordance with its Limited Liability Company Agreement,
American Express Receivables Financing Corporation VI LLC will indemnify any member, officer, director, employee or agent of American Express Receivables
Financing Corporation VI LLC who is, was or is threatened to be made a party to any proceeding (including a proceeding by or in the right of American
Express Receivables Financing Corporation VI LLC or by or on behalf of a member) by reason of the fact that he, she or it is or was a member, officer or director of American Express Receivables Financing Corporation VI LLC, is
or was acting on behalf of American Express Receivables Financing Corporation
VI LLC in good faith or is or was serving, at the request of American Express
Receivables Financing Corporation VI LLC, as a director, manager, officer, employee or agent of any other legal entity, or is a fiduciary of any employee benefit plan established at the direction of American Express

                                       -II-1-

Receivables Financing Corporation VI LLC, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's gross negligence or willful misconduct.

      To the fullest extent permitted by the Delaware Limited Liability
Company Act and in accordance with its Limited Liability Company Agreement,
American Express Receivables Financing Corporation VII LLC will indemnify any member, officer, director, employee or agent of American Express Receivables
Financing Corporation VII LLC who is, was or is threatened to be made a party to any proceeding (including a proceeding by or in the right of American
Express Receivables Financing Corporation VII LLC or by or on behalf of a member) by reason of the fact that he, she or it is or was a member, officer or director of American Express Receivables Financing Corporation VII LLC, is
or was acting on behalf of American Express Receivables Financing Corporation
VII LLC in good faith or is or was serving, at the request of American
Express Receivables Financing Corporation VII LLC, as a director, manager, officer, employee or agent of any other legal entity, or is a fiduciary of any employee benefit plan established at the direction of American Express
Receivables Financing Corporation VII LLC, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's gross negligence or willful misconduct.

      Each underwriting agreement will generally provide that the underwriters will indemnify American Express Receivables Financing
Corporation V LLC, American Express Receivables Financing Corporation VI LLC
and American Express Receivables Financing Corporation VII LLC and their respective directors, officers, members and controlling parties against specified liabilities, including liabilities under the Securities Act of
1933, as amended, relating to certain information provided or actions taken by the underwriter.  American Express Receivables Financing Corporation V
LLC, American Express Receivables Financing Corporation VI LLC and American
Express Receivables Financing Corporation VII LLC have been advised that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 16. Exhibits.

      1.1 -  Form of Underwriting Agreement.*

      3.1 -  Limited Liability Company Agreement of American Express
           Receivables Financing Corporation V LLC.*

      3.2 -  Limited Liability Company Agreement of American Express
           Receivables Financing Corporation VI LLC.*

      3.3 -  Limited Liability Company Agreement of American Express
           Receivables Financing Corporation VII LLC.*

      4.1 -  Form of Receivables Purchase Agreement between American Express
           Travel Related Services Company, Inc. and American Express
           Receivables Financing Corporation V LLC.*

      4.2 -  Form of Receivables Purchase Agreement between American Express
           Centurion Bank and American Express Receivables Financing
           Corporation VI LLC.*

      4.3 -  Form of Receivables Purchase Agreement between American Express
           Bank, FSB and American Express Receivables Financing Corporation
           VII LLC.*

      4.4 -  Form of Trust Agreement of American Express Issuance Trust.*

      4.5 -  Form of Transfer and Servicing Agreement.*

                                       -II-2-

      4.6 -  Form of Indenture.*

      4.7 -  Form of Indenture Supplement, including form of Note.*

      4.8 -  Form of Asset Pool One Supplement.*

      5.1 -  Opinion of American Express Receivables Financing Corporation V
             LLC with respect to legality.*

      5.2 -  Opinion of American Express Receivables Financing Corporation VI
             LLC with respect to legality.*

      5.3 -  Opinion of American Express Receivables Financing Corporation VII
             LLC with respect to legality.*

      8.1 -  Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.*

      23.1 - Consent of American Express Receivables Financing
             Corporation V LLC (included in its opinion filed as Exhibit 5.1).*

      23.2 - Consent of American Express Receivables Financing Corporation VI
             LLC (included in its opinion filed as Exhibit 5.2).*

      23.3 - Consent of American Express Receivables Financing Corporation
             VII LLC (included in its opinion filed as Exhibit 5.3).*

      23.4 - Consent of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as Exhibit 8.1).*

      24.1 - Powers of Attorney of American Express Receivables
             Financing Corporation V LLC (included on page II-5).

      24.2 - Powers of Attorney of American Express Receivables
             Financing Corporation VI LLC (included on page II-6).

      24.3 - Powers of Attorney of American Express Receivables
             Financing Corporation VII LLC (included on page II-7).

______________

*  To be filed by amendment

Item 17. Undertakings.

      The undersigned registrants hereby undertake:

      (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of
1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the
Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and

                                       -II-3-

Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee"
table in the effective Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that (a)(1)(i) and (a)(1)(ii)
will not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed pursuant to Section
13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

      (2) That, for the purpose of determining any liability under the
Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering hereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

      (b) That, for purposes of determining any liability under the
Securities Act of 1933, each filing of the Registrants' annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934
(and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) That insofar as indemnification for liabilities arising under the
Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the provisions described under Item 15 above, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the
Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities
Act of 1933 and will be governed by the final adjudication of each issue.

                                       -II-4-

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on January 7, 2005.

                                       AMERICAN EXPRESS RECEIVABLES FINANCING
                                       CORPORATION V LLC,
                                       as originator of the Trust and
                                       Co-Registrant and
                                       as Transferor on behalf of the Trust
                                       as Co-Registrant

                                           By: /s/ David L. Yowan
                                               Name:  David L. Yowan
                                               Title: President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Yowan and Carol V. Schwartz, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all amendments (including post-effective amendments) to this Registration Statement, any registration statement filed pursuant to Rule 462(b), and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed on January 7, 2005 by the following persons in the capacities indicated.

      Signature                                       Title

___/s/ David L. Yowan   _____                  President and Director
      David L. Yowan                                  (Principal Executive Officer)

___/s/ Maureen A. Ryan  ______                 Vice President and Treasurer
      Maureen A. Ryan                                 (Principal Financial Officer and
                                                      Principal Accounting Officer)

___/s/ Ruth K. Lavelle                         Director
      Ruth K. Lavelle

                                       -II-5-

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on January 7, 2005.

                                       AMERICAN EXPRESS RECEIVABLES FINANCING
                                       CORPORATION VI LLC,
                                       as originator of the Trust and
                                       Co-Registrant and
                                       as Transferor on behalf of the Trust
                                       as Co-Registrant

                                          By:  /s/ L. Craig Downs
                                               Name:  L. Craig Downs
                                               Title:    President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Yowan and Carol V. Schwartz, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all amendments (including post-effective amendments) to this Registration Statement, any registration statement filed pursuant to Rule 462(b), and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed on January 7, 2005 by the following persons in the capacities indicated.

      Signature                                      Title

__/s/ L. Craig Downs    _________               President
         L. Craig Downs                         (Principal Executive Officer)

__/s/ Traci L. Memmott  ________               Vice President and Treasurer
         Traci L. Memmott                       and Director
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)

_  /s/ Gregory F. Lavelle
        Gregory F. Lavelle                      Director

                                       -II-6-

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on January 7, 2005.

                                       AMERICAN EXPRESS RECEIVABLES FINANCING
                                       CORPORATION VII LLC,
                                       as originator of the Trust and
                                       Co-Registrant and
                                       as Transferor on behalf of the Trust
                                       as Co-Registrant

                                          By:  /s/ Robert C. Radle
                                               Name:  Robert C. Radle
                                               Title:    President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Yowan and Carol V. Schwartz, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all amendments (including post-effective amendments) to this Registration Statement, any registration statement filed pursuant to Rule 462(b), and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed on January 7, 2005 by the following persons in the capacities indicated.

      Signature                                             Title

__/s/ Robert C. Radle                          President
      Robert C. Radle                          Principal Executive Officer)

__/s/ David T. Draper   ______                 Vice President and Treasurer
      David T. Draper                          (Principal Financial Officer and
                                                Principal Accounting Officer)

__/s/ Ruth K. Lavelle     _____
      Ruth K. Lavelle                                 Director

__/s/ David L. Yowan
      David L. Yowan                                  Director

                                       -II-7-

                                EXHIBIT INDEX

      Exhibit
      Number                        Description

      1.1 -  Form of Underwriting Agreement.*

      3.1 -  Limited Liability Company Agreement of American Express
             Receivables Financing Corporation V LLC.*

      3.2 -  Limited Liability Company Agreement of American Express
             Receivables Financing Corporation VI LLC.*

      3.3 -  Limited Liability Company Agreement of American Express
             Receivables Financing Corporation VII LLC.*

      4.1 -  Form of Receivables Purchase Agreement between American Express
             Travel Related Services Company, Inc. and American Express
             Receivables Financing Corporation V LLC.*

      4.2 -  Form of Receivables Purchase Agreement between American Express
             Centurion Bank and American Express Receivables Financing
             Corporation VI LLC.*

      4.3 -  Form of Receivables Purchase Agreement between American Express
             Bank, FSB and American Express Receivables Financing Corporation
             VII LLC.*

      4.4 -  Form of Trust Agreement of American Express Issuance Trust.*

      4.5 -  Form of Transfer and Servicing Agreement.*

      4.6 -  Form of Indenture.*

      4.7 -  Form of Indenture Supplement, including form of Note.*

      4.8 -  Form of Asset Pool One Supplement.*

      5.1 -  Opinion of American Express Receivables Financing Corporation V
             LLC with respect to legality.*

      5.2 -  Opinion of American Express Receivables Financing Corporation VI
             LLC with respect to legality.*

      5.3 -  Opinion of American Express Receivables Financing Corporation VII
             LLC with respect to legality.*

      8.1 -  Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.*

      23.1 - Consent of American Express Receivables Financing
             Corporation V LLC (included in its opinion filed as Exhibit 5.1).*

      23.2 - Consent of American Express Receivables Financing Corporation VI
             LLC (included in its opinion filed as Exhibit 5.2).*

                                       -II-8-

      23.3 - Consent of American Express Receivables Financing Corporation
             VII LLC (included in its opinion filed as Exhibit 5.3).*

      23.4 - Consent of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as Exhibit 8.1).*

      24.1 - Powers of Attorney of American Express Receivables
             Financing Corporation V LLC (included on page II-5).

      24.2 - Powers of Attorney of American Express Receivables
             Financing Corporation VI LLC (included on page II-6).

      24.3 - Powers of Attorney of American Express Receivables
             Financing Corporation VII LLC (included on page II-7).

*  To be filed by amendment

                                       -II-9-